UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 7, 2005

Mercury Interactive Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-22350	77-0224776
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

379 North Whisman Road, Mountain View, California 94043

(Address of Principal Executive Offices)

(Registrant’s Telephone Number, Including Area Code)

(650) 603-5200

(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Solicitation material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 241.14a-12)

☐	Pre-commencement communications pursuant to rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Mercury Interactive Corporation (Nasdaq: MERQE) today announced, in the press release attached hereto as Exhibit 99.1, that the Nasdaq Listing Qualifications Panel subject to certain conditions has granted the Company an extension of time until November 30, 2005 in which to file its Forms 10-Q for the periods ended June 30, 2005 and September 30, 2005, all required restated and other financial statements for previous periods and to otherwise meet all necessary listing standards of The NASDAQ National Market. However, there can be no assurance that the Company will be able to make the required filings by November 30, 2005 or that Nasdaq will grant any additional extension if necessary. During the extension period, the Company’s common stock will continue to be listed on the Nasdaq National Market under the trading symbol: MERQE.

The Company also announced in the press release attached hereto as Exhibit 99.2, that it is soliciting consents from the holders of its $300 million aggregate principal amount of outstanding 4.75% Convertible Subordinated Notes due 2007 and from the holders of its $500 million aggregate principal amount of outstanding Zero Coupon Senior Convertible Notes due 2008. In each case, the Company is requesting a limited waiver, until March 31, 2006, of any default or event of default under the terms of the indentures governing such notes arising from its failure to file with the Securities and Exchange Commission and furnish to the holders of such notes, those reports required to be filed under the Securities Exchange Act of 1934. The consent solicitation statements delivered to holders of each series of the Company’s notes and the related forms of letter of consent are attached hereto as exhibits and are incorporated herein in their entirety.

Item 9.01. Financial Statements and Exhibits.

The following exhibits are filed herewith:

99.1	Press release dated October 7, 2005 regarding the receipt by the Company of an extension from the NASDAQ National Market

99.2	Press release dated October 7, 2005 regarding the Company’s Consent Solicitation

99.3	Consent Solicitation Statement dated October 7, 2005 related to the Company’s Zero Coupon Senior Convertible Notes due 2008

99.4	Form of Letter of Consent related to the Company’s Zero Coupon Senior Convertible Notes due 2008

99.5	Consent Solicitation Statement dated October 7, 2005 related to the Company’s 4.75% Convertible Subordinated Notes due 2007

99.6	Form of Letter of Consent related to the Company’s 4.75% Convertible Subordinated Notes due 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 7, 2005	MERCURY INTERACTIVE CORPORATION

	By:	/s/ Anthony Zingale
	Name:	Anthony Zingale

EXHIBIT INDEX

Exhibit No.	Description

The following exhibits are furnished herewith:

99.1	Press release dated October 7, 2005 regarding the receipt by the Company of an extension from the NASDAQ National Market

99.2	Press release dated October 7, 2005 regarding the Company’s Consent Solicitation

99.3	Consent Solicitation Statement dated October 7, 2005 related to the Company’s Zero Coupon Senior Convertible Notes due 2008

99.4	Form of Letter of Consent related to the Company’s Zero Coupon Senior Convertible Notes due 2008

99.5	Consent Solicitation Statement dated October 7, 2005 related to the Company’s 4.75% Convertible Subordinated Notes due 2007

99.6	Form of Letter of Consent related to the Company’s 4.75% Convertible Subordinated Notes due 2007